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                                                                   EXHIBIT 23.2



                           CONSENT OF KPMG PEAT MARWICK


    The Board of Directors
    Storage Technology Corporation:

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 1992 appearing on page F-25 of Storage Technology Corporation's Annual Report on Form 10-K for the year ended December 25, 1992.




                                                    KPMG Peat Marwick


    Chicago, Illinois
    February 7, 1994